SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   February 10, 2004

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10606	77-0148231

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:   (408) 943-1234

Item 9. Regulation FD Disclosure
Signature
EXHIBIT INDEX
EXHIBIT 99.1

Item 9.        Regulation FD Disclosure

On February 10, 2004, Cadence Design Systems, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing the election of Lip-Bu Tan to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

2

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated as of February 10, 2004.

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ William Porter

William Porter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant issued on February 10, 2004.